                                                                   EXHIBIT 10.01

                           INDEMNIFICATION AGREEMENT
                           -------------------------


     This Agreement is made as of this ____ day of ____, 199_, between CMG Information Services, Inc., a Delaware corporation (the "Company"), and _________________ (the "Indemnitee").


                                WITNESSETH THAT:

     WHEREAS, it is essential to the Company to retain and attract as Directors the most capable people available; and

     WHEREAS, the Indemnitee is a Director of the Company and in such capacity provides valuable services to the Company; and

     WHEREAS, both the Company and the Indemnitee recognize that the Indemnitee, while serving as a Director of the Company is exposed to a substantial risk of expensive litigation at a time when liability insurance may not continue to be available to insure adequately against such risk, and at a time when the Company and the Indemnitee recognize that the Indemnitee is not being paid sufficient compensation by the Company to compensate for such risk; and

     WHEREAS, it is now and has always been the express policy of the Company to indemnify its Directors and Officers; and

     WHEREAS, the Company has adopted an Article in its Restated Certificate of Incorporation and a By-Law providing for the indemnification of Officers and Directors of the Company as authorized by Section 145 of the Delaware General Corporation Law; and

     WHEREAS, such Article and By-Law and the Delaware General Corporation Law specifically provide that they are not exclusive, and thereby contemplate that individual indemnification agreements may be entered into between the Company and its Directors; and

     WHEREAS, in accordance with the authorization provided by law, the Company intends to purchase and maintain a policy or policies of Directors and Officers Liability Insurance ("D&O Insurance"), providing certain basic protection against risk of personal liability of Directors and Officers at a reasonable cost, and Indemnitee has relied on the availability of such coverage, but such coverage may become increasingly difficult to obtain on terms providing reasonable protection at a reasonable cost for all risks; and

     WHEREAS, to induce Indemnitee to serve or to continue to serve as a Director of the Company and to provide Indemnitee with specific contractual assurance of substantial protection against personal liability (regardless of, among other things, any amendment to or revocation of any provision of the Company's Restated Certificate of Incorporation or By-Laws concerning indemnification or any change in the composition of the Company's Board of Directors or any acquisition of the Company), the Company desires to enter into this Agreement; and

     WHEREAS, in order to induce Indemnitee to become, or to remain in Indemnitee's position as, a Director of the Company and in consideration of Indemnitee's so becoming or remaining, the Company desires to indemnify Indemnitee according to the terms and conditions set forth below; and

     WHEREAS, the form of this Indemnification Agreement has been ratified and approved by the stockholders of the Company.

     NOW, THEREFORE, in consideration of the foregoing premises and of the Indemnitee's serving or continuing to serve the Company, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

     1.  AGREEMENT TO SERVE.  Indemnitee agrees to serve or to continue to serve
         ------------------
as a Director of the Company for so long as he is duly elected or until such time as he tenders his resignation in writing or his status as a Director is terminated.

     2.  DEFINITIONS.  For purposes of this Agreement, the following terms shall
         -----------
have the meanings set forth below:

     (a) "Change in Control" shall be deemed to have occurred when (i) there has been a change in control of the Company, not approved by a resolution of the Company's Board of Directors, of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including in any event the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of beneficial ownership, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (ii) followed within a period of not more than two years by a change in the identity of a majority of the members of the Company's Board of Directors otherwise than through death, disability or retirement in accordance with the Company's retirement policies.

     (b) The term "Claim" shall include any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, including any inquiry or investigation which the Indemnitee in good faith believes might lead to the institution of any action, suit or proceeding, in which Indemnitee may be or may have been involved as a party, witness or otherwise, by reason of the fact that Indemnitee is or was a Director of the Company, by reason of any action taken by him or of any inaction on his part while acting as such a Director, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

     (c) The term "Expenses" shall include, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement of any Claim by or on behalf of Indemnitee, attorneys, fees and disbursements, any expenses of establishing a right to indemnification or Expense Advances under Sections 9 and 10 of this Agreement, and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participant in, any Claim, but shall not include the amount of judgments, fines or penalties against Indemnitee.

     (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries.

     (e) "Potential Change in Control" shall be deemed to have occurred if (i) any person publicly announces an intention to take or to consider taking such actions which if consummated might result in a Change in Control, (ii) any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange
Act) acquires beneficial ownership, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, or (iii) the Company's Board of Directors in its sole discretion adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

     3.  BASIC INDEMNIFICATION.  The Company hereby agrees to hold harmless and
         ---------------------
indemnify Indemnitee and Indemnitee's successors referred to in Section 17 hereof to the fullest extent authorized or permitted by the General Corporation Law of the State of Delaware, or any other applicable law, or by any amendment thereof or other statutory provision authorizing or permitting such indemnification which is adopted after the date hereof.

     4.  INDEMNITY IN THIRD-PARTY CLAIMS.  The Company shall indemnify
         -------------------------------
Indemnitee in accordance with the provisions of this Paragraph 4 if Indemnitee is a party or witness to, or threatened to be made a party or witness to, or otherwise involved in any Claim (other than a Claim by or in the right of the Company to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a Director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses, judgments, fines and penalties, actually incurred by Indemnitee in connection with such Claim; provided that such indemnification shall not apply to any Claim (i) in which Indemnitee shall have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or (ii) in the case of a criminal proceeding, in which Indemnitee had reasonable cause to believe that his conduct was unlawful. The Indemnitee shall be presumed to be entitled to indemnification hereunder to the fullest extent possible, and the burden of proving otherwise shall be on the party claiming to diminish such indemnification. The termination of any Claim by judgment, order of court, settlement, conviction or upon a plea of nolo contendre, or its equivalent, shall not create a presumption that Indemnitee engaged in willful misconduct or acted in a manner which was knowingly fraudulent or deliberately dishonest, and with respect to any criminal proceedings, shall not create a presumption that Indemnitee had reasonable cause to believe that his conduct was unlawful.

     5.  INDEMNITY IN CLAIMS BY OR IN THE RIGHT OF THE COMPANY.  The Company
         -----------------------------------------------------
shall indemnify Indemnitee in accordance with the provisions of this Paragraph 5 if Indemnitee is a party or witness to, or threatened to be made a party or witness to, or otherwise involved in any Claim by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Director of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses actually incurred by Indemnitee in connection with such Claim provided that such indemnification for Expenses shall not apply to any Claim in which Indemnitee shall have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, unless (and only to the extent that) any court in which such Claim was brought shall determine upon application, that despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper. The Indemnitee shall be presumed to be entitled to indemnification hereunder to the fullest extent possible and the burden of proving otherwise shall be on the party claiming to diminish such indemnification.

     6.  INSURANCE.  In the event the Company's D&O Insurance shall terminate or
         ---------
the scope or amount of coverage of the Company's D&O Insurance shall be reduced from the scope and coverage in effect during the first year of this Agreement, the Company agrees to hold harmless and indemnify the Indemnitee to the fullest extent permitted by applicable law to the full extent of the coverage which is in effect during the first year of this Agreement. Notwithstanding the foregoing, the Company is not obligated to maintain any D&O Insurance.

     7.  SECTION 16(B) LIABILITY.  The Company shall not be liable under this
         -----------------------
Agreement to make any payment in connection with any claim made against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law.

     8.  INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY.  Notwithstanding any
         -----------------------------------------------
other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any Claim or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith without the necessity of authorization in the specific case.

     9.  ADVANCEMENT OF EXPENSES.  Expenses incurred by the Indemnitee in
         -----------------------
connection with any Claim or in connection with any proceeding brought by Indemnitee under Section 10 or 13 hereof, must be paid by the Company in advance ("Expense Advances") immediately upon the written request of the Indemnitee provided Indemnitee shall undertake the repay such Expense Advances to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification.

     10.  RIGHT OF INDEMNIFICATION UPON APPLICATION; PROCEDURE UPON APPLICATION.
          ----------------------------------------------------------------------
Any payment hereunder with respect to any judgment, fine or penalty shall be made no later than 45 days after receipt by the Company of the written request of Indemnitee, unless a determination has been made by a court of competent jurisdiction, or unless a determination is made within said 45-day period by independent legal counsel (appointed by the Company and approved by the Indemnitee) in a written opinion that the Indemnitee has not met the relevant standards for indemnification. All payments of Expense Advances must be made immediately in accordance with the terms and conditions of Section 9 except as provided in this Section 10.

     The right to indemnification and the immediate right to Expense Advances pending final determination of the right to indemnification or lack thereof, as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate as provided in this Agreement or otherwise shall be on the party claiming to diminish such indemnification. The failure of the Company (including its Board of Directors or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, shall not be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses reasonably incurred in connection with successfully establishing has right to indemnification, in whole or in part, with respect to any such Claim shall also be paid by the Company under this Agreement immediately upon written request in advance in accordance with the terms and conditions of Section 9.

     In the event of any demand by the Indemnitee for the indemnification with respect to any judgment, fine or penalty hereunder or under the Company's By-Laws, the Board of Directors of the Company shall either approve the indemnification or shall designate independent legal counsel referred to above. The obligations of the Company hereunder with respect to the payment of any judgment, fine or penalty shall be subject to the condition that the independent legal counsel shall not have determined (in a written opinion) that the Indemnitee is not permitted to be indemnified under Applicable law. The obligation of the Company to make Expense Advances pursuant to this Agreement shall be subject to the condition that, if, when and to the extent that the independent legal counsel determines that the Indemnitee is not permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by the Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid. If the Indemnitee has commenced legal proceedings (either before or after the determination by independent legal counsel) in a court of competent jurisdiction to secure a determination that the Indemnitee may be indemnified under this Agreement or otherwise, any determination made by the independent legal counsel that the Indemnitee is not permitted to be indemnified under applicable law shall not be binding, and the Indemnitee shall not be required to reimburse the Company for any Expense Advances and shall continue to be entitled to Expense Advances until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). If there has been no determination by the independent legal counsel or if the independent legal counsel determines that the Indemnitee is not permitted to be indemnified in whole or in part under applicable law, the Indemnitee shall have the right to commence litigation in any court in the states of Massachusetts or Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the independent legal counsel or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding.

     11.  CHANGE IN CONTROL.  The Company agrees that if there is a Change in
          -----------------
Control of the Company, then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnify payments and Expense Advances under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating the Claims, the Company shall seek legal advice only from independent counsel selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) who has not otherwise performed services for the Company within the last ten years (other than in connection with such matters) or for the Indemnitee. Such counsel, among other things, shall render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee is permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of such independent counsel and to indemnify such counsel against any and all expenses (including attorneys, fees), claims, liabilities and damages relating to this Agreement or its engagement pursuant hereto.

     12.  ESTABLISHMENT OF TRUST.  In the event of a Potential Change in
          ----------------------
Control, the Company may, and upon the request of the Indemnitee shall, create a Trust for the benefit of the Indemnitee (either alone or together with one or more other indemnities) and from time to time fund such Trust in such amounts as the Company's Board of Directors may determine to satisfy Expenses reasonably anticipated to be incurred in connection with investigating, preparing for and defending any Claim (which determination shall be made by the Company's Board of Directors in good faith from time to time upon the request of the Indemnitee), and all judgments, fines, penalties and settlement amounts of all Claims from time to time paid or claimed, reasonably anticipated or proposed to be paid.
The term of any Trust established pursuant hereto shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance, within two business days of a request by the Indemnitee, all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under this Agreement), (iii) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (iv) all unexpended funds in such Trust shall revert to the Company upon a final determination by the independent legal counsel or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be a person or entity satisfactory to the Indemnitee. Nothing in this Section 12 shall relieve the Company of any of its obligations under this Agreement.

     13.  INDEMNIFICATION FOR ADDITIONAL EXPENSES.  The Company shall indemnify
          ---------------------------------------
the Indemnitee against all expenses (including attorneys, fees) and, if requested by the Indemnitee, shall immediately advance such expenses to the Indemnitee, which are incurred by the Indemnitee in connection with any claim asserted or action brought by the Indemnitee for (i) indemnification or payment of Expense Advances by the Company under this Agreement or any other agreement or Company By-Law now or hereafter in effect relating to Claims, or (ii) recovery under any D&O Insurance policies maintained by the Company, provided the Indemnitee undertakes to repay such expenses to the extent that it is ultimately determined that Indemnitee is not entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

     14.  PARTIAL INDEMNIFICATION.  If Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Claim but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties to which Indemnitee is entitled.

     15.  AGREEMENT NOT EXCLUSIVE: SUBROGATION RIGHTS ETC.  This Agreement shall
          -----------------------------------------------
not be deemed exclusive of and shall not diminish any other rights Indemnitee may have to be indemnified or insured by the Company, any subsidiary of the Company or any other person or entity under any certificate of incorporation, by-law, agreement, policy of insurance, surety, vote of stockholders or disinterested directors or otherwise, whether or not now in effect, and shall continue as to Indemnitee after Indemnitee has ceased to be a Director and shall inure to the benefit of Indemnitee's successors referred to in Section 17 hereof.

     In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all such papers and do all such things as may be necessary or desirable to secure such rights. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has otherwise received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

     16.  CONTINUATION OF INDEMNITY.  All agreements and obligations of the
          -------------------------
Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a Director of the Company or serving in any other capacity referred to herein.

     17.  SUCCESSOR; BINDING AGREEMENT.  The Company shall require any successor
          ----------------------------
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

     This Agreement shall inure to the benefit of and be enforceable by Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, devisee and legatees. If Indemnitee should die while any amounts would still be payable to Indemnitee hereunder if Indemnitee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Indemnitee's devisee, legatees, or other designees, or if there be no such devisee, legatees or designees, to Indemnitee's estate.

     18.  NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt of
          ---------------------------------
Indemnitee of notice of the commencement of any Claim, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof, but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnitee hereunder. With respect to any such Claim as to which Indemnitee notifies the Company of the commencement thereof.

          (a) The Company will be entitled to participate therein at its own expense; and

          (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel with respect to such Claim, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof with counsel satisfactory to Indemnitee shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such Claim, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Claim, in each of which cases the fees and expenses of counsel for the Indemnitee shall be paid immediately by the Company. The Company shall not be entitled to assume the defense of any Claim brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

          (c) The Company shall not be liable to indemnify the Indemnitee under his Agreement for any amounts paid in settlement of any Claim effected without its written consent. The Company shall not settle any Claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

     19.  ENFORCEMENT. The Company expressly confirms and agrees that it has
          -----------
entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue as a Director of the Company, and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

     20.  SEPARABILITY.  Each of the provisions of this Agreement is a separate
          ------------
and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason; such invalidity or unenforceability shall not affect the validity or enforceability of the provisions hereof, which other provisions shall remain in full force and effect.

     21.  MISCELLANEOUS.  No provisions of this Agreement may be modified,
          -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Indemnitee and either the Company's Chief Executive Officer or another officer of the Company specifically designated by the Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or of compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principals of conflicts of laws thereof.

     22.  NOTICES.  For the purposes of this Agreement, notices and all other
          -------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requests, postage prepaid as follows:

     If to Indemnitee:





     If to the Company:

     CMG Information Services, Inc.
     100 Brickstone Square
     1st Floor
     Andover, MA  01810

     With a copy to Counsel:

     William Williams II, Esquire
     Palmer & Dodge LLP
     One Beacon Street
     Boston, MA  02108

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

  23.  COUNTERPARTS. This Agreement may be executed in one or more counterparts,
       ------------
each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

  24.  EFFECTIVENESS.  This Agreement shall be effective as of the date it is
       -------------
executed.

  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.


                                        CMG INFORMATION SERVICES, INC.

                                        By:
                                           ---------------------------------
                                        Title:



                                        Indemnitee